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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 1998

          MERRILL LYNCH MORTGAGE INVESTORS, INC. MORTGAGE PASS-THROUGH
                         CERTIFICATES SERIES 1998-C1-CTL
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      (Exact name of registrant as specified in its governing instruments)

                                                               52-2095939
                                                               52-2095940
         New York                  333-38073-02                52-2095942
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(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                   Identification No.)

                        c/o Norwest Bank Minnesota, N.A.
                              7485 New Horizon Way
                            Frederick, Maryland 21703
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (301) 696-7900




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Items 1 through 4, and Items 6 through 9 are not included because they are not applicable.

Item 5.  Other Events.

     On July 27, 1998, Standard & Poor's Ratings Group placed its ratings of Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates 98-C1-CTL (the "CTL Series") on CreditWatch with negative implications. On July 24, 1998, Moody's Investors Service Inc. placed the nine tranches of the CTL Series on review for possible downgrade. On July 24, 1998, Duff & Phelps Credit Rating Co. placed the CTL Series Classes F, G, H and J on Rating Watch-Down. These listings follow the downgrade of Allegheny General Hospital Pa to single-"B" from single-"A" by Standard & Poor's Ratings Group and from "Baa2" to single "B1" by Moody's Investors Service Inc., and Allegheny Hospital, Centennial from double-"B" to triple-"C" by Standard & Poor's Ratings Group and from single "B2" to "Caa2" and then to "Caa3" by Moody's Investors Service Inc. These downgrades follow the commencement of bankruptcy cases under the Federal Bankruptcy Code on July 21, 1998, by Allegheny Health Education and Research Foundation ("AHERF") and certain of its affiliates, including Allegheny Hospital, Centennial.

     Allegheny General Hospital, which is a subsidiary of AHERF but has not sought bankruptcy relief, is the lessee under a credit tenant lease which supports two mortgages in an aggregate principal amount of approximately $102.5 million or approximately 15.9% of the CTL Series mortgage pool. Allegheny Hospital, Centennial is the lessee under a credit tenant lease supporting a mortgage of approximately $9,200,000, representing approximately 1.24% of the CTL Series mortgage pool.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                         MORTGAGE PASS-THROUGH CERTIFICATES
                                         SERIES 1998-C1-CTL


                                   By:  Norwest Bank Minnesota, N.A., as Trustee

                                   By:  /s/ EDWARD FRERE
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                                          Name:   Edward Frere
                                          Title:  Vice President


Dated: August 5, 1998


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                                  EXHIBIT INDEX

The following exhibits are being filed herewith:  NONE




















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